EXHIBIT 10.8

                     Amendment to Loan and Security Agrement
                            With Silicon Valley Bank


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                           AMENDMENT TO LOAN DOCUMENTS


BORROWERS:                 MICROLOG CORPORATION
                           MICROLOG CORPORATION OF MARYLAND
                           OLD DOMINION SYSTEMS INCORPORATED OF MARYLAND

DATE:                      JANUARY 26, 2001

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley
Bank   ("Silicon")  and  the  borrowers  named  above  (jointly  and  severally,
"Borrower").

         The parties hereto agree to amend the Loan and Security Agreement between them, dated March 24, 1999 (as previously amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. AMENDMENT TO CREDIT LIMIT. Section 1 of the Schedule is hereby amended to read as follows:

         "1.  CREDIT LIMIT

              (Section 1.1):       An amount  not to exceed  the  lesser of: (i)
                                   $1,000,000 at any one time  outstanding  (the
                                   "Maximum Credit  Limit");  or (ii) 75% of the
                                   amount of Borrower's Eligible Receivables (as
                                   defined in Section 8 above),  provided  that,
                                   at  no  time  shall  the  outstanding   Loans
                                   against  Receivables  owing  to Old  Dominion
                                   Systems  Incorporated  of  Maryland  ("ODSM")
                                   exceed the lesser of: (i)  $700,000;  or (ii)
                                   at any time,  75% of the sum of the four most
                                   recent RSE  Timecard  Summaries  submitted to
                                   ODSM by  Applied  Physics  Laboratory.  Loans
                                   will be made to each  Borrower  based  on the
                                   Eligible   Receivables   of  each   Borrower,
                                   subject to the Credit Limit set forth above for all Loans to all Borrowers combined.

              LETTER OF CREDIT
              SUBLIMIT

              (Section 1.5):       $500,000"
         2. AMENDMENT TO FINANCIAL COVENANT. Section 5 of the Schedule is hereby amended to read as follows:

         "5. FINANCIAL
              COVENANTS
               (Section 5.1):      Borrower   shall  comply  with  each  of  the
                                   following covenant(s). Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

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              SILICON VALLEY BANK                    AMENDMENT TO LOAN DOCUMENTS
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              MINIMUM TANGIBLE

              NET WORTH:           As of each of the following dates, Borrower's
                                   Tangible  Net Worth shall be an amount  equal
                                   to at  least  the  sum  of:  (i)  the  amount
                                   opposite  such  date;  plus  (ii)  80% of all
                                   consideration   received  after  January  26,
                                   2001, for equity securities and subordinated debt of the Borrower.

                                   January 31, 2001                   $1,800,000
                                   February 28, 2001                  $1,400,000
                                   March 31, 2001                     $1,400,000
                                   April 30, 2001                     $1,600,000
                                   May 31, 2001                       $1,100,000
                                   June 30, 2001                      $1,100,000
                                   July 31, 2001                      $1,500,000
                                   August 31, 2001                    $1,000,000
                                   September 30, 2001                 $1,000,000
                                   October 31, 2001                   $1,500,000
                                   November 30, 2001                  $1,500,000
                                   December 31, 2001                  $1,500,000
                                   January 31, 2002, and thereafter   $1,800,000

                                   In no event shall the amount of this Minimum Tangible Net Worth covenant be decreased.

              DEFINITIONS.         For  purposes  of  the  foregoing   financial
                                   covenant(s),  the following  terms shall have
                                   the following meanings:
                                   "Liabilities" shall have the meaning ascribed
                                   thereto  by  generally  accepted   accounting
                                   principles.  "Tangible  Net Worth" shall mean
                                   the  excess  of  total   assets   over  total
                                   liabilities,  determined in  accordance  with
                                   generally  accepted  accounting   principles,
                                   with the  following  adjustments:  (A)  there
                                   shall be  excluded  from  assets:  (i) notes,
                                   accounts  receivable  and  other  obligations
                                   owing to the  Borrower  from its  officers or
                                   other  Affiliates,  and (ii) all assets which
                                   would  be  classified  as  intangible  assets
                                   under    generally    accepted     accounting
                                   principles,   including  without   limitation
                                   goodwill,   licenses,  patents,   trademarks,
                                   trade names, copyrights, capitalized software
                                   and   organizational   costs,   licenses  and
                                   franchises  (B) there shall be excluded  from
                                   liabilities:   all   indebtedness   which  is
                                   subordinated  to  the  Obligations   under  a
                                   subordination  agreement in form specified by
                                   Silicon  or by  language  in  the  instrument
                                   evidencing   the   indebtedness    which   is
                                   acceptable to Silicon in its discretion."

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              SILICON VALLEY BANK                    AMENDMENT TO LOAN DOCUMENTS
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         3.       NEW MATURITY DATE.  Section  4  of  the  Schedule  is   hereby
amended in its entirety to read as follows:

         "4.  MATURITY DATE
                  (Section 6.1):      January  26,   2002,  subject   to   early
                                      termination as provided in Section 6.2 above."
          4. AUDIT FEES. The third sentence of Section 5.4 of the Loan Agreement, which currently reads

         "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $500 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

is hereby amended to read as follows:

         "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

         5. 21-DAY NOTICE OF REQUEST FOR LOANS. Notwithstanding any other term or condition of the Loan Agreement, including but not limited the terms of that certain Amendment to Loan Documents dated April 21, 2000 (the "April 2000 Amendment"), Borrower hereby agrees to provide Silicon at least 21 days' prior written notice of Borrower's first request for a Loan subsequent to the date of this Amendment, and Silicon shall have no obligation to make any Loan unless and until Borrower has complied with such notice requirement.

         6. ELIMINATION  OF  WARRANT  PROVISION.  Section  6  of the  April 2000
Amendment (the "Warrant  Provision")  currently reads as follows:

                  "6. WARRANT. Borrower hereby agrees that, within 30 days after
         Silicon makes its first Loan to Borrower subsequent to the date of this Amendment, Borrower shall provide Silicon with a five-year warrant (the "Warrant") to purchase a sufficient number of shares of common stock of Borrower (the "Number of Shares"), at a sufficient price per share (the "Warrant Price"), so that the product of the Warrant Price multiplied by the Number of Shares is equal to at least two percent (2.0%) of the Maximum Credit Limit in effect on the date of issuance of the Warrant (the "Issue Date"). The terms of the Warrant shall be set forth in a Warrant to Purchase Stock and related documents (including but not limited to a weighted average Anti-Dilution Agreement and a Registration Rights Agreement which grants registration rights if the shares issued upon exercise of the Warrant are not then eligible for resale under rule 144 of the Securities Act of 1933), without regard to volume restriction, which documents shall be customary and reasonable for transactions of this nature and shall be acceptable to Silicon Valley in its discretion. The Warrant shall be deemed fully earned on the Issue Date, and shall be in addition to all interest and other fees. The forms of documentation required pursuant to this section shall be finalized and agreed upon prior to the date of the first Loan to Borrower subsequent to the date of this Amendment."

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              SILICON VALLEY BANK                    AMENDMENT TO LOAN DOCUMENTS
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         This will confirm that  Borrower and Silicon  hereby agree to eliminate the Warrant Provision, and that the Warrant Provision is hereby eliminated and shall have no further force or effect.

         4. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $35,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                SILICON:

   MICROLOG CORPORATION                     SILICON VALLEY BANK

   BY  /s/ Kirk E. Isenbart                 BY  /s/ John Atanasoff
      ---------------------------------        ---------------------------------
   TITLE  Principal Financial Officer       TITLE  Vice President
         ------------------------------           ------------------------------


   BORROWER:                                BORROWER:

   MICROLOG CORPORATION OF                  OLD DOMINION SYSTEMS
   MARYLAND                                 INCORPORATED OF MARYLAND

   BY  /s/ Kirk E. Isenbart                 BY  /s/ Kirk E. Isenbart
      ---------------------------------        ---------------------------------
   TITLE  Principal Financial Officer       TITLE  Principal Financial Officer
         ------------------------------           ------------------------------

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              SILICON VALLEY BANK                    AMENDMENT TO LOAN DOCUMENTS
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                                     CONSENT

         The undersigned guarantor acknowledges that its consent to the foregoing Amendment to Loan Documents is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. The Continuing Guaranty by the undersigned and the Borrowers, and any and all other documents and agreements of the undersigned in favor of Silicon shall continue in full force and effect and the same are hereby ratified and affirmed.


                                      SYSTEMS FINANCIAL

                                      By  /s/ Kirk E. Isenbart
                                         ---------------------------------------
                                      Title  Principal Financial Officer
                                            ------------------------------------






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